  Exhibit 10.8

AFFIRMATION OF GUARANTEE

This AFFIRMATION OF GUARANTEE is made as of May 11, 2018 (“Affirmation”), by the undersigned guarantor (“Guarantor”) for the benefit of AVIDBANK (“Bank”).

RECITALS

LightPath Technologies, Inc. and ISP Optics Corporation (together, “Borrower”) and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of December 21, 2016 and as amended from time to time (the “Agreement”). In connection therewith, Guarantor executed for the benefit of Bank an Unconditional Guaranty dated as of September 30, 2013 (the “Guarantee”). Borrower and Bank propose to enter into an amendment of the Agreement on or around date herewith (the “Amendment”), provided, that Guarantor consents to the Amendment and agrees that the Guarantee will remain effective.

AGREEMENT

NOW, THEREFORE, Guarantor agrees as follows:

1. Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith.

2. Guarantor confirms that, as of the date hereof, Guarantor has no defenses against its obligations under the Guarantee.

3. The Guarantee is and shall remain in full force and effect with respect to Borrower’s Obligations and otherwise and hereby is ratified and confirmed in all respects.

4. Unless otherwise defined, all capitalized terms in this Affirmation shall be as defined in the Guarantee.

5. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Affirmation of Guaranty as of the first date above written.

GUARANTOR:
GELTECH INC.
By: /s/ J. James Gaynor____________________ Name:__J. James Gaynor__________________ Title :_President and Chief Executive Officer__